EXHIBIT 1

                                    AGREEMENT

     Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Amendment No. 1 to Schedule 13D to which this Agreement is attached as Exhibit 1 is filed on behalf of each of us. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.


May 31, 2005                  OCCIDENTAL PETROLEUM CORPORATION


                              By: /s/ J. R. HAVERT
                                 -----------------------------------------------
                                 Name:  J. R. Havert
                                 Title: Vice President and Treasurer


                              OCCIDENTAL C.O.B. PARTNERS
                              by OXY USA Inc., its managing partner


                              By: /s/ J. R. HAVERT
                                 -----------------------------------------------
                                 Name:  J. R. Havert
                                 Title: Vice President and Treasurer


                              PLACID OIL COMPANY


                              By: /s/ J. R. HAVERT
                                 -----------------------------------------------
                                 Name:  J. R. Havert
                                 Title: Vice President and Treasurer


                              OXY USA INC.


                              By: /s/ J. R. HAVERT
                                 -----------------------------------------------
                                 Name:  J. R. Havert
                                 Title: Vice President and Treasurer


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                              OCCIDENTAL OIL AND GAS HOLDING CORPORATION


                              By: /s/ J. R. HAVERT
                                 -----------------------------------------------
                                 Name:  J. R. Havert
                                 Title: Vice President and Treasurer


                              OCCIDENTAL PETROLEUM INVESTMENT CO.


                              By: /s/ J. R. HAVERT
                                 -----------------------------------------------
                                 Name:  J. R. Havert
                                 Title: Vice President and Treasurer


                                Page 2 of 2 Pages